Benefit Plans	12 Months Ended
Dec. 31, 2011
Benefit Plans [Abstract]
BENEFIT PLANS

NOTE 11 - BENEFIT PLANS

The Corporation has a noncontributory discretionary employee stock ownership plan (Plan) covering substantially all of its employees. It is a requirement of the plan to invest principally in the Corporation’s common stock. No contributions were made to the Plan in 2011 or 2010.

The Corporation has also established a 401(k) Plan in which 50% of the employees’ contribution can be matched with a discretionary contribution by the Corporation up to a maximum of 6% of gross wages. In 2009 the Corporation elected to eliminate its contribution to the 401(k) Plan during the first quarter. This election was maintained in 2010 and 2011. Therefore there were no contributions to the plan in 2011 or 2010.

The Corporation entered into Supplemental Executive Retirement Agreements (SERP Agreements) with certain executives. The SERP Agreements are designed to encourage executives to remain long term employees of the Corporation, and to provide specified benefits to certain key executives who contribute materially to the continued growth, development and future business success of the Corporation. The retirement benefits are an unsecured obligation of the Corporation. The Corporation and the Affiliate Bank have established other Non-Qualified Deferred Compensation arrangements for employees not covered under the SERP. The arrangements are designed to encourage certain officers to remain long term employees of the Corporation and the Banks, and to provide the officers with supplemental retirement income. At year end 2011 and 2010, the accumulated liability for these plans totaled $878,731and $671,246. The Corporation’s contributions to the plans in 2011 and 2010 were $323,354 and $112,716, respectively. Certain executive officers are subject to post-employment payments for termination following a change in control.